Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2016

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of October 24, 2016, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2016

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2016	5
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2016	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2016	15
Loss and Loss Expense Analysis – Three Months Ended September 30, 2016	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Third-Quarter 2016 Supplemental Financial Data

Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Third Quarter 2016
(all data shown is for the three months ended or as of September 30, 2016)

(Dollars in millions except per share data)	9/30/2016	Year over year change %			9/30/2016	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$777	5		Commercial lines loss and loss expenses	$456	15
Personal lines net written premiums	329	5		Personal lines loss and loss expenses	217	10
Excess & surplus lines net written premiums	48	12		Excess & surplus lines loss and loss expenses	15	(12)
Cincinnati Re net written premiums	21	nm		Cincinnati Re loss and loss expenses	2	nm
Property casualty net written premiums	$1,175	7		Life and health contract holders' benefits incurred	63	11
Life and accident and health net written premiums	$57	6		Underwriting, acquisition and insurance expenses	380	9
Annuity net written premiums	10	19		Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	$67	8		Other operating expenses	3	0
Commercial lines net earned premiums	$779	3		Total benefits & expenses	$1,149	11
Personal lines net earned premiums	293	6		Income before income taxes	253	4
Excess & surplus lines net earned premiums	48	14		Total income tax	73	6
Cincinnati Re net earned premiums	13	nm
Property casualty net earned premiums	$1,133	5		Balance Sheet:
Life and accident and health net earned premiums	58	14
Investment income	148	3		Fixed maturity investments	$10,257
Realized investment gains and losses, net	56	nm		Equity securities	5,304
Fee revenue	5	25		Other investments	81
Other revenue	2	100		Total invested assets	$15,642
Total revenues	1,402	10
				Loss and loss expense reserves	$4,991
				Life policy and investment contract reserves	2,641
				Long-term debt and capital lease obligations	827
Income:				Shareholders' equity	7,121
Net income	$180	3
Realized investment gains, net	56	nm		Key ratios:
Income tax on unrealized investment gains	(19)	nm
Realized investment gains, after tax	37	nm		Commercial lines GAAP combined ratio	90.8%
Operating income	143	(17)		Personal lines GAAP combined ratio	103.4
				Excess & surplus lines GAAP combined ratio	61.3
				Cincinnati Re GAAP combined ratio	53.3
Per share (diluted):				Property casualty GAAP combined ratio	92.4

Net income	$1.08	3		Commercial lines STAT combined ratio	91.1%
Realized investment gains, net	0.34	nm		Personal lines STAT combined ratio	101.3
Income tax on unrealized investment gains	(0.12)	nm		Excess & surplus lines STAT combined ratio	62.7
Realized investment gains, after tax	0.22	nm		Cincinnati Re STAT combined ratio	49.4
Operating income	0.86	(17)		Property casualty STAT combined ratio	91.9
Book value	43.24	12
Weighted average shares outstanding	166.8	1		Value creation ratio	3.2%

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,462	$—	$—	$—	$3,462
Life	—	—	220	—	—	220
Premiums ceded	—	(119)	(45)	—	—	(164)
Total earned premium	—	3,343	175	—	—	3,518
Investment income, net of expenses	38	287	117	—	—	442
Realized investment gains, net	42	115	4	—	—	161
Fee revenues	—	7	4	—	—	11
Other revenues	11	1	—	4	(11)	5
Total revenues	$91	$3,753	$300	$4	$(11)	$4,137

Benefits & expenses
Losses & contract holders' benefits	$—	$2,161	$228	$—	$(1)	$2,388
Reinsurance recoveries	—	(51)	(40)	—	1	(90)
Underwriting, acquisition and insurance expenses	—	1,044	62	—	—	1,106
Interest expense	39	—	—	—	—	39
Other operating expenses	21	—	—	1	(12)	10
Total expenses	$60	$3,154	$250	$1	$(12)	$3,453

Income before income taxes	$31	$599	$50	$3	$1	$684

Provision (benefit) for income taxes
Current operating income	$(18)	$139	$(5)	$1	$—	$117
Capital gains/losses	14	41	1	—	—	56
Deferred	6	(8)	22	—	—	20
Total provision for income taxes	$2	$172	$18	$1	$—	$193

Net income - current year	$29	$427	$32	$2	$1	$491

Net income - prior year	$7	$435	$31	$1	$4	$478
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,175	$—	$—	$—	$1,175
Life	—	—	74	—	—	74
Premiums ceded	—	(42)	(16)	—	—	(58)
Total earned premium	—	1,133	58	—	—	1,191
Investment income, net of expenses	12	96	40	—	—	148
Realized investment gains, net	23	30	3	—	—	56
Fee revenues	—	3	2	—	—	5
Other revenues	3	—	—	2	(3)	2
Total revenues	$38	$1,262	$103	$2	$(3)	$1,402

Benefits & expenses
Losses & contract holders' benefits	$—	$700	$72	$—	$(1)	$771
Reinsurance recoveries	—	(10)	(9)	—	1	(18)
Underwriting, acquisition and insurance expenses	—	356	24	—	—	380
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$20	$1,046	$87	$—	$(4)	$1,149

Income before income taxes	$18	$216	$16	$2	$1	$253

Provision (benefit) for income taxes
Current operating income	$(11)	$52	$(1)	$1	$—	$41
Capital gains/losses	7	11	1	—	—	19
Deferred	7	—	6	—	—	13
Total provision for income taxes	$3	$63	$6	$1	$—	$73

Net income - current year	$15	$153	$10	$1	$1	$180

Net income - prior year	$1	$161	$11	$—	$1	$174
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$6,843	$6,758	$6,607	$6,435	$6,472	$6,435	$6,325
Equities (fair value)		3,474	3,443	3,222	3,101	2,961	3,108	3,108
Fixed maturities - pretax net unrealized gain		384	414	301	234	283	280	387
Equities - pretax net unrealized gain		1,438	1,395	1,302	1,203	1,063	1,297	1,397
Loss and loss expense reserves - STAT		4,639	4,611	4,480	4,382	4,366	4,357	4,302
Equity - GAAP		5,926	5,848	5,655	5,444	5,397	5,485	5,593
Surplus - STAT		4,679	4,600	4,534	4,413	4,324	4,419	4,436

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$3,354	$3,320	$3,215	$3,154	$3,221	$3,176	$3,199
Equities (fair value)		9	9	9	9	9	8	9
Fixed maturities - pretax net unrealized gain		196	186	124	76	133	151	220
Equities - pretax net unrealized gain		4	4	4	4	4	3	4
Equity - GAAP		979	962	911	872	897	896	927
Surplus - STAT		202	205	207	208	215	217	219

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Underwriting income
Net premiums written	$1,175	$1,098	$77	7	$3,516	$3,306	$210	6
Unearned premiums increase	42	22	20	91	173	130	43	33
Earned premiums	$1,133	$1,076	$57	5	$3,343	$3,176	$167	5

Losses incurred	$571	$504	$67	13	$1,777	$1,629	$148	9
Defense and cost containment expenses incurred	54	53	1	2	138	152	(14)	(9)
Adjusting and other expenses incurred	65	56	9	16	195	175	20	11
Other underwriting expenses incurred	359	332	27	8	1,051	975	76	8
Workers compensation dividend incurred	5	4	1	25	12	11	1	9

Total underwriting deductions	$1,054	$949	$105	11	$3,173	$2,942	$231	8
Net underwriting profit	$79	$127	$(48)	(38)	$170	$234	$(64)	(27)

Investment income
Gross investment income earned	$98	$95	$3	3	$292	$282	$10	4
Net investment income earned	96	93	3	3	287	277	10	4
Net realized capital gains	22	3	19	633	81	63	18	29
Net investment gains (net of tax)	$118	$96	$22	23	$368	$340	$28	8

Other income	$2	$2	$—	—	$5	$5	$—	—

Net income before federal income taxes	$199	$225	$(26)	(12)	$543	$579	$(36)	(6)
Federal and foreign income taxes incurred	$52	$67	$(15)	(22)	$140	$151	$(11)	(7)
Net income (statutory)	$147	$158	$(11)	(7)	$403	$428	$(25)	(6)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000		$10	$23	$—	$4	$8	$5	$12	$23	$17	$33	$25		$29
Current accident year losses $1,000,000-$5,000,000		46	34	42	57	43	24	37	76	61	122	104		161
Large loss prior accident year reserve development		1	3	—	(3)	19	(4)	15	3	11	4	30		27
Total large losses incurred		$57	$60	$42	$58	$70	$25	$64	$102	$89	$159	$159		$217
Losses incurred but not reported		(7)	34	73	20	(31)	38	43	107	81	100	50		70
Other losses excluding catastrophe losses		467	399	402	406	441	417	418	801	835	1,269	1,276		1,682
Catastrophe losses		53	163	33	12	24	78	42	196	120	249	144		156
Total losses incurred		$570	$656	$550	$496	$504	$558	$567	$1,206	$1,125	$1,777	$1,629		$2,125
Commercial Lines
Current accident year losses greater than $5,000,000		$10	$23	$—	$4	$8	$5	$12	$23	$17	$33	$25		$29
Current accident year losses $1,000,000-$5,000,000		34	33	36	48	26	14	24	69	38	103	64		112
Large loss prior accident year reserve development		5	4	(1)	(3)	17	(4)	15	3	11	8	28		25
Total large losses incurred		$49	$60	$35	$49	$51	$15	$51	$95	$66	$144	$117		$166
Losses incurred but not reported		4	2	64	20	(17)	17	31	66	48	70	31		51
Other losses excluding catastrophe losses		287	244	255	253	277	274	272	499	546	786	823		1,076
Catastrophe losses		28	126	25	7	9	43	29	151	72	179	81		88
Total losses incurred		$368	$432	$379	$329	$320	$349	$383	$811	$732	$1,179	$1,052		$1,381
Personal Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		10	—	6	8	15	10	12	6	22	16	37		45
Large loss prior accident year reserve development		(3)	(2)	1	—	—	—	—	(1)	—	(4)	—		—
Total large losses incurred		$7	$(2)	$7	$8	$15	$10	$12	$5	$22	$12	$37		$45
Losses incurred but not reported		(9)	23	11	9	(12)	14	7	34	21	25	9		18
Other losses excluding catastrophe losses		168	141	133	141	155	136	134	274	270	442	425		566
Catastrophe losses		25	35	8	4	15	34	13	43	47	68	62		66
Total losses incurred		$191	$197	$159	$162	$173	$194	$166	$356	$360	$547	$533		$695
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		2	1	—	1	2	—	1	1	1	3	3		4
Large loss prior accident year reserve development		(1)	1	—	1	2	—	—	1	—	—	2		3
Total large losses incurred		$1	$2	$—	$2	$4	$—	$1	$2	$1	$3	$5		$7
Losses incurred but not reported		(2)	9	(2)	(8)	(2)	7	5	7	12	5	10		2
Other losses excluding catastrophe losses		11	5	9	7	9	7	12	14	19	25	28		35
Catastrophe losses		—	2	—	—	—	1	—	2	1	2	1		1
Total losses incurred		$10	$18	$7	$1	$11	$15	$18	$25	$33	$35	$44		$45

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000		0.9%	2.0%	—%	0.5%	0.7%	0.5%	1.0%	1.0%	0.8%	1.0%	0.8%		0.7%
Current accident year losses $1,000,000-$5,000,000		4.1	3.1	3.8	5.2	4.1	2.1	3.6	3.5	2.9	3.6	3.3		3.8
Large loss prior accident year reserve development		0.2	0.3	—	(0.2)	1.7	(0.3)	1.4	0.1	0.5	0.1	0.9		0.6
Total large loss ratio		5.2%	5.4%	3.8%	5.5%	6.5%	2.3%	6.0%	4.6%	4.2%	4.7%	5.0%		5.1%
Losses incurred but not reported		(0.7)	3.1	6.6	1.9	(2.9)	3.6	4.2	4.8	3.9	3.0	1.6		1.6
Other losses excluding catastrophe losses		41.3	35.7	36.8	36.9	40.9	39.6	40.1	36.2	39.8	38.1	40.2		39.5
Catastrophe losses		4.7	14.6	3.0	1.0	2.3	7.3	4.1	8.9	5.7	7.4	4.5		3.6
Total loss ratio		50.5%	58.8%	50.2%	45.3%	46.8%	52.8%	54.4%	54.5%	53.6%	53.2%	51.3%		49.8%
Commercial Lines
Current accident year losses greater than $5,000,000		1.3%	2.9%	—%	0.7%	1.0%	0.7%	1.6%	1.5%	1.2%	1.4%	1.1%		1.0%
Current accident year losses $1,000,000-$5,000,000		4.4	4.2	4.8	6.2	3.7	1.7	3.3	4.5	2.6	4.4	2.9		3.7
Large loss prior accident year reserve development		0.8	0.6	(0.2)	(0.4)	2.3	(0.5)	2.0	0.2	0.7	0.4	1.3		0.8
Total large loss ratio		6.5%	7.7%	4.6%	6.5%	7.0%	1.9%	6.9%	6.2%	4.5%	6.2%	5.3%		5.5%
Losses incurred but not reported		0.4	0.3	8.4	2.8	(2.4)	2.2	4.3	4.3	3.2	3.0	1.3		1.7
Other losses excluding catastrophe losses		36.7	31.6	33.6	33.1	36.3	37.0	37.1	32.6	37.0	34.1	36.8		35.9
Catastrophe losses		3.7	16.4	3.3	0.9	1.3	5.8	4.0	9.9	4.9	7.8	3.7		3.0
Total loss ratio		47.3%	56.0%	49.9%	43.3%	42.2%	46.9%	52.3%	53.0%	49.6%	51.1%	47.1%		46.1%
Personal Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		3.5	—	1.9	3.1	5.2	3.5	4.5	1.0	4.1	1.8	4.5		4.1
Large loss prior accident year reserve development		(1.1)	(0.7)	0.5	—	(0.2)	0.1	—	(0.1)	—	(0.4)	—		—
Total large loss ratio		2.4%	(0.7)%	2.4%	3.1%	5.0%	3.6%	4.5%	0.9%	4.1%	1.4%	4.5%		4.1%
Losses incurred but not reported		(3.2)	8.1	3.8	3.1	(4.2)	5.1	2.7	6.0	3.9	2.9	1.1		1.6
Other losses excluding catastrophe losses		57.7	48.9	47.1	49.9	56.3	50.0	49.9	47.9	49.8	51.2	52.0		51.6
Catastrophe losses		8.2	12.2	2.9	1.6	5.4	12.5	4.9	7.6	8.7	7.8	7.6		6.0
Total loss ratio		65.1%	68.5%	56.2%	57.7%	62.5%	71.2%	62.0%	62.4%	66.5%	63.3%	65.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		4.4	2.2	—	2.3	4.8	—	2.5	1.1	1.2	2.3	2.5		2.4
Large loss prior accident year reserve development		(2.0)	1.7	(0.4)	1.5	5.0	—	—	0.7	—	(0.3)	1.7		1.7
Total large loss ratio		2.4%	3.9%	(0.4)%	3.8%	9.8%	—%	2.5%	1.8%	1.2%	2.0%	4.2%		4.1%
Losses incurred but not reported		(2.9)	20.3	(5.4)	(19.5)	(4.4)	18.3	11.8	7.8	15.1	4.1	8.4		1.0
Other losses excluding catastrophe losses		21.8	12.7	20.8	16.8	21.2	17.5	29.9	16.6	23.5	18.4	22.7		21.2
Catastrophe losses		0.1	3.1	0.1	—	0.3	0.4	0.8	1.7	0.6	1.1	0.5		0.4
Total loss ratio		21.4%	40.0%	15.1%	1.1%	26.9%	36.2%	45.0%	27.9%	40.4%	25.6%	35.8%		26.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year reported losses greater than $5,000,000		1	3	—	1	1	1	2	3	3	4	4		5
Current accident year reported losses $1,000,000 - $5,000,000		29	15	27	37	28	14	27	46	42	76	74		112
Prior accident year reported losses on large losses		2	17	10	8	6	9	15	27	27	26	35		46
Non-Catastrophe reported losses on large losses total		32	35	37	46	35	24	44	76	72	106	113		163
Commercial Lines
Current accident year reported losses greater than $5,000,000		1	3	—	1	1	1	2	3	3	4	4		5
Current accident year reported losses $1,000,000 - $5,000,000		21	14	23	29	17	9	18	41	26	62	46		77
Prior accident year reported losses on large losses		1	15	8	6	5	9	14	23	26	23	32		41
Non-Catastrophe reported losses on large losses total		23	32	31	36	23	19	34	67	55	89	82		123
Personal Lines
Current accident year reported losses greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1,000,000 - $5,000,000		6	—	4	7	9	5	8	4	15	11	25		31
Prior accident year reported losses on large losses		—	1	2	1	—	—	1	3	1	2	1		2
Non-Catastrophe reported losses on large losses total		6	1	6	8	9	5	9	7	16	13	26		33
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1,000,000 - $5,000,000		2	1	—	1	2	—	1	1	1	3	3		4
Prior accident year reported losses on large losses		1	1	—	1	1	—	—	1	—	1	2		3
Non-Catastrophe reported losses on large losses total		3	2	—	2	3	—	1	2	1	4	5		7
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2016
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2016	2015
										Total	Total

OH	$121.3	$107.6	$64.5	$—	$27.9	$102.1	$84.5	$26.7	$11.5	$546.1	$526.8	6.4	(0.4)	7.8	3.7
IL	50.6	43.9	23.9	40.2	10.2	23.6	23.6	6.2	9.8	232.0	230.2	2.1	(3.6)	3.5	0.8
IN	43.5	41.8	25.2	24.6	9.5	26.2	27.9	6.1	8.1	212.9	212.0	1.9	(2.2)	(5.0)	0.4
GA	32.6	32.6	23.5	11.3	9.7	36.0	34.5	8.6	9.6	198.4	182.4	8.3	7.7	26.6	8.8
PA	49.5	36.8	30.5	35.2	8.4	10.7	8.5	3.2	7.0	189.8	187.2	0.6	3.4	14.2	1.4
MI	36.3	30.0	20.0	14.2	8.0	41.9	27.3	4.4	5.6	187.7	175.6	2.8	14.1	1.5	6.9
NC	36.7	41.7	18.1	13.8	9.6	28.1	23.7	6.5	6.3	184.5	175.1	3.2	8.8	17.3	5.3
TN	32.1	32.9	17.9	8.6	8.1	15.4	18.5	4.5	4.1	142.1	134.0	6.5	3.9	17.5	6.1
KY	21.4	27.6	15.7	2.8	4.9	22.5	21.7	5.0	4.3	125.9	121.1	3.9	3.9	3.8	3.9
AL	20.0	25.2	9.5	0.6	5.3	18.0	26.3	5.5	6.1	116.5	115.8	(2.1)	3.8	4.7	0.6
VA	27.4	24.0	16.6	13.7	8.2	10.4	8.4	2.8	3.6	115.1	111.3	2.9	8.2	(10.5)	3.4
MN	24.5	19.8	8.9	9.7	3.9	15.2	15.3	4.0	5.1	106.4	104.4	(0.1)	2.9	26.9	1.9
WI	24.6	21.3	11.4	22.4	5.1	7.4	7.5	2.9	3.1	105.7	102.3	2.5	3.4	28.6	3.3
TX	40.1	22.7	23.5	1.2	4.4	—	—	—	13.7	105.6	98.0	8.2	(59.4)	4.9	7.7
MO	24.3	26.5	12.9	11.4	4.5	5.9	8.2	1.7	6.0	101.4	95.6	4.0	13.1	18.4	6.1
NY	26.6	14.0	9.5	3.2	3.1	5.8	5.8	2.1	1.9	72.0	59.6	9.1	nm	(8.2)	21.0
MD	18.1	10.2	12.9	9.2	2.8	8.0	6.5	1.8	1.9	71.4	65.2	4.1	32.5	2.3	9.4
AR	9.2	16.3	10.0	1.6	3.5	8.1	8.7	2.1	2.3	61.8	55.9	12.5	7.4	6.2	10.7
IA	13.1	14.7	5.9	11.7	4.5	3.9	4.4	1.3	1.6	61.1	65.5	(7.7)	0.2	(10.6)	(6.6)
FL	21.4	12.0	7.3	0.7	2.2	3.4	1.3	0.5	6.0	54.8	52.4	2.0	8.6	22.4	4.5
AZ	14.3	8.3	10.2	4.9	2.2	4.8	3.7	1.4	2.3	52.1	46.8	11.1	13.1	5.3	11.2
SC	10.4	9.9	7.2	2.7	2.7	8.6	6.3	1.4	2.5	51.7	47.5	4.8	17.8	12.1	9.0
UT	15.6	7.6	9.8	0.4	2.6	6.7	3.7	0.9	2.6	49.9	47.4	4.5	6.2	12.9	5.3
KS	8.8	11.4	5.1	4.8	2.6	3.6	5.4	1.0	1.4	44.1	44.5	(0.8)	(4.7)	30.4	(0.9)
CO	14.4	7.6	9.2	0.5	1.7	0.1	0.3	—	5.4	39.2	37.0	4.5	17.4	14.5	5.9
MT	14.9	8.8	8.1	0.1	1.3	2.2	2.3	0.5	0.8	39.0	36.1	9.7	(2.3)	13.5	8.1
OR	11.1	6.2	7.4	—	1.6	3.2	1.5	0.5	4.1	35.6	28.2	23.8	58.4	10.6	26.1
NE	7.8	9.2	4.4	7.4	1.8	0.6	0.9	0.2	1.5	33.8	33.7	(0.3)	3.2	7.1	0.2
ID	10.9	7.0	6.0	0.3	1.5	2.9	1.9	0.6	1.3	32.4	30.8	4.5	6.6	8.9	5.0
WV	7.0	7.0	5.4	0.8	1.0	—	0.4	0.1	2.4	24.1	26.5	(9.7)	(1.3)	(2.8)	(9.0)
VT	3.8	4.4	2.3	4.2	1.4	1.2	1.3	0.4	0.8	19.8	19.1	2.2	8.0	13.7	3.4
CT	3.4	3.5	1.8	1.8	0.6	3.0	2.8	1.0	1.1	19.0	12.9	10.1	nm	62.7	47.1
WA	6.2	4.0	4.5	—	1.1	—	—	—	1.7	17.5	16.1	8.5	nm	10.0	8.6
NM	6.5	3.9	4.4	0.7	1.3	—	—	—	0.7	17.5	15.9	10.4	9.3	4.0	10.1
ND	5.8	3.9	3.0	—	1.0	0.6	0.7	0.2	0.3	15.5	17.1	(10.5)	1.1	17.1	(9.1)
NH	3.2	2.7	1.3	2.1	0.8	1.4	1.4	0.4	0.6	13.9	14.0	(3.0)	3.3	(1.1)	(1.5)
DE	4.6	2.6	2.2	2.2	0.8	—	—	—	0.4	12.8	12.7	0.1	(71.2)	27.2	0.9
SD	2.3	2.8	1.6	1.9	0.9	—	—	—	0.6	10.1	10.0	0.2	nm	25.9	1.3
WY	2.0	1.9	1.0	—	0.3	—	—	—	0.5	5.7	5.6	2.8	(8.5)	1.7	2.7
NJ	0.7	0.3	0.2	1.5	0.2	0.2	0.4	0.2	0.2	3.9	2.6	10.1	nm	nm	42.8
All Other	3.0	1.6	2.2	3.8	1.8	0.1	0.3	0.1	1.7	14.6	13.4	(2.3)	nm	76.6	6.8
Total	$830.0	$716.2	$465.0	$276.2	$173.0	$431.8	$395.9	$104.8	$150.5	$3,543.4	$3,388.3	3.7	5.9	10.0	4.6
Other Direct	—	1.8	2.9	5.1	—	8.0	0.1	—	—	17.9	18.2	(4.6)	(0.6)	nm	(2.8)
Total Direct	$830.0	$718.0	$467.9	$281.3	$173.0	$439.8	$396.0	$104.8	$150.5	$3,561.3	$3,406.5	3.7	5.9	10.0	4.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Third-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Commercial casualty:
Written premiums		$259	$278	$285	$238	$247	$274	$266	$563	$540	$822	$787		$1,025
Earned premiums		265	263	257	257	257	252	244	520	496	785	753		1,010
Current accident year before catastrophe losses		57.4%	58.7%	60.2%	61.5%	53.6%	59.6%	59.2%	59.5%	59.4%	58.8%	57.4%		58.5%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(2.6)	(7.5)	(1.2)	(10.6)	(6.2)	(9.1)	1.1	(4.4)	(4.1)	(3.8)	(4.8)		(6.3)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio		54.8%	51.2%	59.0%	50.9%	47.4%	50.5%	60.3%	55.1%	55.3%	55.0%	52.6%		52.2%
Commercial property:
Written premiums		$224	$223	$225	$203	$218	$218	$206	$448	$424	$672	$642		$845
Earned premiums		217	215	214	211	205	201	196	429	399	646	604		815
Current accident year before catastrophe losses		47.7%	36.3%	51.4%	44.1%	47.0%	42.1%	53.6%	43.8%	47.8%	45.2%	47.5%		46.6%
Current accident year catastrophe losses		11.5	57.6	13.6	5.0	5.2	19.6	16.7	35.7	18.2	27.5	13.8		11.5
Prior accident years before catastrophe losses		(2.7)	(5.4)	(1.7)	3.0	(0.2)	(2.0)	(1.9)	(3.6)	(2.0)	(3.3)	(1.4)		(0.3)
Prior accident years catastrophe losses		1.6	(1.0)	(2.2)	(1.3)	0.3	0.1	(3.8)	(1.6)	(1.8)	(0.5)	(1.1)		(1.1)
Total loss and loss expense ratio		58.1%	87.5%	61.1%	50.8%	52.3%	59.8%	64.6%	74.3%	62.2%	68.9%	58.8%		56.7%
Commercial auto:
Written premiums		$151	$156	$158	$140	$137	$149	$149	$314	$298	$465	$435		$575
Earned premiums		151	147	144	145	141	139	136	291	275	442	416		561
Current accident year before catastrophe losses		76.9%	76.3%	77.5%	71.2%	71.4%	75.8%	72.3%	76.9%	74.1%	76.9%	73.1%		72.6%
Current accident year catastrophe losses		0.8	2.2	0.6	0.1	—	1.3	—	1.4	0.7	1.2	0.5		0.4
Prior accident years before catastrophe losses		2.8	9.1	5.7	3.0	3.2	8.3	8.6	7.4	8.4	5.9	6.6		5.7
Prior accident years catastrophe losses		—	—	(0.1)	—	(0.1)	(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		80.5%	87.6%	83.7%	74.3%	74.5%	85.2%	80.8%	85.6%	83.0%	83.9%	80.1%		78.6%
Workers' compensation:
Written premiums		$83	$86	$105	$81	$83	$89	$104	$191	$193	$274	$276		$357
Earned premiums		90	89	89	91	93	90	93	178	183	268	276		367
Current accident year before catastrophe losses		72.5%	70.9%	73.3%	73.2%	71.1%	77.6%	71.5%	72.2%	74.5%	72.2%	73.4%		73.3%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(18.1)	(25.5)	(14.5)	(14.0)	(26.4)	(44.8)	(16.1)	(20.1)	(30.3)	(19.4)	(29.0)		(25.3)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		54.4%	45.4%	58.8%	59.2%	44.7%	32.8%	55.4%	52.1%	44.2%	52.8%	44.4%		48.0%
Other commercial:
Written premiums		$60	$54	$54	$50	$60	$55	$58	$108	$113	$168	$173		$223
Earned premiums		56	57	56	57	61	61	64	113	125	169	186		243
Current accident year before catastrophe losses		41.5%	37.8%	46.3%	37.3%	45.9%	42.7%	54.4%	42.1%	48.6%	41.9%	47.7%		45.3%
Current accident year catastrophe losses		1.6	3.8	0.6	0.4	1.2	3.4	9.7	2.2	6.6	2.0	4.9		3.8
Prior accident years before catastrophe losses		(19.1)	(28.2)	(22.9)	(2.9)	(9.8)	(13.6)	(0.2)	(25.5)	(6.7)	(23.4)	(7.7)		(6.6)
Prior accident years catastrophe losses		0.2	1.3	0.2	(0.7)	(2.1)	1.2	(2.6)	0.7	(0.7)	0.5	(1.2)		(1.1)
Total loss and loss expense ratio		24.2%	14.7%	24.2%	34.1%	35.2%	33.7%	61.3%	19.5%	47.8%	21.0%	43.7%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Personal auto:
Written premiums		$154	$154	$123	$124	$144	$142	$114	$277	$256	$431	$400		$524
Earned premiums		137	135	131	130	128	125	123	266	248	403	376		506
Current accident year before catastrophe losses		79.6%	79.5%	79.1%	76.6%	74.5%	79.7%	81.6%	79.3%	80.8%	79.4%	78.6%		78.1%
Current accident year catastrophe losses		1.1	1.9	1.0	0.7	0.6	2.3	0.2	1.4	1.2	1.3	1.0		0.9
Prior accident years before catastrophe losses		6.8	10.6	(6.3)	2.3	1.2	5.8	3.0	2.3	4.4	3.8	3.3		3.0
Prior accident years catastrophe losses		(0.2)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.3)	(0.2)	(0.2)		(0.1)
Total loss and loss expense ratio		87.3%	91.9%	73.5%	79.5%	76.2%	87.7%	84.6%	82.8%	86.1%	84.3%	82.7%		81.9%
Homeowner:
Written premiums		$138	$140	$103	$112	$132	$132	$98	$243	$230	$381	$362		$474
Earned premiums		122	121	119	118	117	114	114	240	228	362	345		463
Current accident year before catastrophe losses		46.8%	49.1%	51.5%	50.2%	52.8%	52.9%	55.5%	50.3%	54.1%	49.1%	53.7%		52.8%
Current accident year catastrophe losses		19.5	25.4	6.4	3.9	12.6	25.6	12.3	16.0	19.0	17.1	16.8		13.5
Prior accident years before catastrophe losses		0.5	(0.8)	(5.2)	—	(1.0)	(2.4)	(5.1)	(3.0)	(3.7)	(1.8)	(2.8)		(2.1)
Prior accident years catastrophe losses		(0.9)	0.8	(1.6)	(0.5)	(0.1)	(0.3)	(1.2)	(0.4)	(0.7)	(0.5)	(0.5)		(0.5)
Total loss and loss expense ratio		65.9%	74.5%	51.1%	53.6%	64.3%	75.8%	61.5%	62.9%	68.7%	63.9%	67.2%		63.7%
Other personal:
Written premiums		$37	$36	$30	$30	$36	$35	$29	$66	$64	$103	$100		$130
Earned premiums		34	32	33	32	32	33	31	65	64	99	96		128
Current accident year before catastrophe losses		60.2%	42.0%	44.2%	49.9%	70.1%	58.2%	49.6%	43.1%	53.9%	48.9%	59.4%		57.0%
Current accident year catastrophe losses		2.6	4.7	5.8	0.3	1.2	8.4	2.8	5.2	5.6	4.4	4.1		3.2
Prior accident years before catastrophe losses		(11.5)	(13.5)	(4.6)	4.1	7.6	(4.9)	1.1	(9.0)	(1.9)	(9.9)	1.3		2.0
Prior accident years catastrophe losses		(0.4)	0.0	0.3	(0.1)	(0.1)	—	(0.8)	0.1	(0.4)	(0.1)	(0.3)		(0.3)
Total loss and loss expense ratio		50.9%	33.2%	45.7%	54.2%	78.8%	61.7%	52.7%	39.4%	57.2%	43.3%	64.5%		61.9%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Excess & Surplus:
Written premiums		$48	$51	$45	$44	$43	$46	$42	$96	$88	$144	$131		$175
Earned premiums		48	45	43	44	42	42	40	88	82	136	124		168
Current accident year before catastrophe losses		57.2%	56.7%	63.1%	51.3%	56.9%	69.3%	72.1%	59.8%	70.7%	58.9%	65.9%		62.1%
Current accident year catastrophe losses		0.2	3.2	0.3	0.2	0.3	0.6	1.2	1.9	0.9	1.3	0.7		0.5
Prior accident years before catastrophe losses		(25.5)	(1.9)	(31.5)	(32.5)	(15.4)	(20.2)	(13.6)	(16.4)	(17.0)	(19.6)	(16.4)		(20.6)
Prior accident years catastrophe losses		—	—	(0.2)	(0.1)	0.1	(0.1)	(0.3)	(0.1)	(0.2)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		31.9%	58.0%	31.7%	18.9%	41.9%	49.6%	59.4%	45.2%	54.4%	40.5%	50.1%		41.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2016
Commercial casualty	$237	$120	$357	$21	$53	$5	$79	$258	$53	$125	$436
Commercial property	367	29	396	88	(25)	13	76	455	(25)	42	472
Commercial auto	260	46	306	26	29	9	64	286	29	55	370
Workers' compensation	124	27	151	(8)	11	1	4	116	11	28	155
Other commercial	52	14	66	(19)	(1)	(16)	(36)	33	(1)	(2)	30
Total commercial lines	1,040	236	1,276	108	67	12	187	1,148	67	248	1,463

Personal auto	260	47	307	11	31	(7)	35	271	31	40	342
Homeowners	190	20	210	14	5	3	22	204	5	23	232
Other personal	44	3	47	(2)	(3)	—	(5)	42	(3)	3	42
Total personal lines	494	70	564	23	33	(4)	52	517	33	66	616

Excess & surplus lines	26	16	42	3	5	5	13	29	5	21	55
Cincinnati Re	1	1	2	4	21	—	25	5	21	1	27
Total property casualty	$1,561	$323	$1,884	$138	$126	$13	$277	$1,699	$126	$336	$2,161

Ceded loss and loss expense incurred for the nine months ended September 30, 2016
Commercial casualty	$1	$1	$2	$3	$(1)	$1	$3	$4	$(1)	$2	$5
Commercial property	12	—	12	15	—	—	15	27	—	—	27
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	10	—	10	3	(2)	—	1	13	(2)	—	11
Other commercial	2	—	2	(8)	—	1	(7)	(6)	—	1	(5)
Total commercial lines	25	1	26	13	(3)	2	12	38	(3)	3	38

Personal auto	2	—	2	—	1	—	1	2	1	—	3
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	2	—	2	—	—	—	—	2	—	—	2

Excess & surplus lines	1	—	1	—	(1)	—	(1)	1	(1)	—	—
Cincinnati Re	1	1	2	2	7	—	9	3	7	1	11
Total property casualty	$29	$2	$31	$15	$3	$2	$20	$44	$3	$4	$51

Net loss and loss expense incurred for the nine months ended September 30, 2016
Commercial casualty	$236	$119	$355	$18	$54	$4	$76	$254	$54	$123	$431
Commercial property	355	29	384	73	(25)	13	61	428	(25)	42	445
Commercial auto	260	46	306	26	29	9	64	286	29	55	370
Workers' compensation	114	27	141	(11)	13	1	3	103	13	28	144
Other commercial	50	14	64	(11)	(1)	(17)	(29)	39	(1)	(3)	35
Total commercial lines	1,015	235	1,250	95	70	10	175	1,110	70	245	1,425

Personal auto	258	47	305	11	30	(7)	34	269	30	40	339
Homeowners	190	20	210	14	5	3	22	204	5	23	232
Other personal	44	3	47	(2)	(2)	—	(4)	42	(2)	3	43
Total personal lines	492	70	562	23	33	(4)	52	515	33	66	614

Excess & surplus lines	25	16	41	3	6	5	14	28	6	21	55
Cincinnati Re	—	—	—	2	14	—	16	2	14	—	16
Total property casualty	$1,532	$321	$1,853	$123	$123	$11	$257	$1,655	$123	$332	$2,110

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2016
Commercial casualty	$100	$41	$141	$(16)	$15	$7	$6	$84	$15	$48	$147
Commercial property	139	11	150	(9)	(17)	2	(24)	130	(17)	13	126
Commercial auto	96	15	111	10	(3)	2	9	106	(3)	17	120
Workers' compensation	38	9	47	3	2	1	6	41	2	10	53
Other commercial	17	5	22	(2)	(1)	(5)	(8)	15	(1)	—	14
Total commercial lines	390	81	471	(14)	(4)	7	(11)	376	(4)	88	460

Personal auto	89	15	104	12	3	1	16	101	3	16	120
Homeowners	71	7	78	10	(8)	1	3	81	(8)	8	81
Other personal	14	1	15	3	—	—	3	17	—	1	18
Total personal lines	174	23	197	25	(5)	2	22	199	(5)	25	219

Excess & surplus lines	7	6	13	1	(1)	—	—	8	(1)	6	13
Cincinnati Re	—	1	1	1	6	—	7	1	6	1	8
Total property casualty	$571	$111	$682	$13	$(4)	$9	$18	$584	$(4)	$120	$700

Ceded loss and loss expense incurred for the three months ended September 30, 2016
Commercial casualty	$1	$1	$2	$(1)	$2	$(1)	$—	$—	$2	$—	$2
Commercial property	12	—	12	(13)	—	—	(13)	(1)	—	—	(1)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	2	—	2	(1)	1	—	—	1	1	—	2
Other commercial	1	—	1	(1)	—	1	—	—	—	1	1
Total commercial lines	16	1	17	(16)	3	—	(13)	—	3	1	4

Personal auto	1	—	1	1	—	—	1	2	—	—	2
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	1	—	—	1	2	—	—	2

Excess & surplus lines	—	—	—	—	(2)	—	(2)	—	(2)	—	(2)
Cincinnati Re	1	1	2	1	3	—	4	2	3	1	6
Total property casualty	$18	$2	$20	$(14)	$4	$—	$(10)	$4	$4	$2	$10

Net loss and loss expense incurred for the three months ended September 30, 2016
Commercial casualty	$99	$40	$139	$(15)	$13	$8	$6	$84	$13	$48	$145
Commercial property	127	11	138	4	(17)	2	(11)	131	(17)	13	127
Commercial auto	96	15	111	10	(3)	2	9	106	(3)	17	120
Workers' compensation	36	9	45	4	1	1	6	40	1	10	51
Other commercial	16	5	21	(1)	(1)	(6)	(8)	15	(1)	(1)	13
Total commercial lines	374	80	454	2	(7)	7	2	376	(7)	87	456

Personal auto	88	15	103	11	3	1	15	99	3	16	118
Homeowners	71	7	78	10	(8)	1	3	81	(8)	8	81
Other personal	14	1	15	3	—	—	3	17	—	1	18
Total personal lines	173	23	196	24	(5)	2	21	197	(5)	25	217

Excess & surplus lines	7	6	13	1	1	—	2	8	1	6	15
Cincinnati Re	(1)	—	(1)	—	3	—	3	(1)	3	—	2
Total property casualty	$553	$109	$662	$27	$(8)	$9	$28	$580	$(8)	$118	$690

CINF Third-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums		$1,036	$1,057	$1,028	$925	$999	$1,018	$983	$2,085	$2,001	$3,121	$3,000		$3,925
Agency new business written premiums		149	143	125	140	138	138	116	268	254	417	392		532
Cincinnati Re net written premiums		21	16	19	33	—	—	—	35	—	56	—		33
Other written premiums		(31)	(22)	(25)	(43)	(39)	(14)	(33)	(47)	(47)	(78)	(86)		(129)
Net written premiums – statutory*		$1,175	$1,194	$1,147	$1,055	$1,098	$1,142	$1,066	$2,341	$2,208	$3,516	$3,306		$4,361
Unearned premium change		(42)	(80)	(51)	40	(22)	(83)	(25)	(131)	(108)	(173)	(130)		(90)
Earned premiums		$1,133	$1,114	$1,096	$1,095	$1,076	$1,059	$1,041	$2,210	$2,100	$3,343	$3,176		$4,271
Year over year change %
Agency renewal written premiums		4%	4%	5%	2%	4%	5%	3%	4%	4%	4%	4%		3%
Agency new business written premiums		8	4	8	15	10	4	(6)	6	(1)	6	3		6
Cincinnati Re net written premiums		nm	nm	—	—	—	—	—	nm	—	nm	—		—
Other written premiums		21	(57)	24	(5)	15	44	21	—	30	9	24		16
Net written premiums – statutory*		7	5	8	7	6	6	3	6	4	6	5		5
Paid losses and loss expenses
Losses paid		$553	$522	$457	$498	$511	$501	$448	$979	$949	$1,532	$1,460		$1,958
Loss expenses paid		109	107	105	103	93	97	98	212	195	321	288		391
Loss and loss expenses paid		$662	$629	$562	$601	$604	$598	$546	$1,191	$1,144	$1,853	$1,748		$2,349
Incurred losses and loss expenses
Loss and loss expense incurred		$690	$759	$661	$616	$613	$654	$689	$1,420	$1,343	$2,110	$1,956		$2,572
Loss and loss expenses paid as a % of incurred		95.9%	82.9%	85.0%	97.6%	98.5%	91.4%	79.2%	83.9%	85.2%	87.8%	89.4%		91.3%
Statutory combined ratio
Loss ratio		50.5%	58.8%	50.2%	45.3%	46.8%	52.7%	54.4%	54.5%	53.6%	53.2%	51.3%		49.8%
Loss adjustment expense ratio		10.5	9.4	10.1	11.0	10.1	9.1	11.7	9.7	10.3	9.9	10.2		10.4
Net underwriting expense ratio		30.9	29.7	29.9	32.3	30.6	28.9	30.0	29.9	29.4	30.3	29.8		30.4
Statutory combined ratio		91.9%	97.9%	90.2%	88.6%	87.5%	90.7%	96.1%	94.1%	93.3%	93.4%	91.3%		90.6%
Contribution from catastrophe losses		4.9	14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8	7.6	4.7		3.7
Statutory combined ratio excl. catastrophe losses		87.0%	83.1%	87.1%	87.4%	85.0%	83.2%	92.0%	85.1%	87.5%	85.8%	86.6%		86.9%
GAAP combined ratio
GAAP combined ratio		92.4%	99.3%	91.4%	87.0%	87.8%	92.4%	97.5%	95.4%	94.9%	94.4%	92.5%		91.1%
Contribution from catastrophe losses		4.9	14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8	7.6	4.7		3.7
GAAP combined ratio excl. catastrophe losses		87.5%	84.5%	88.3%	85.8%	85.3%	84.9%	93.4%	86.4%	89.1%	86.8%	87.8%		87.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums		$698	$718	$758	$649	$678	$699	$730	$1,476	$1,429	$2,174	$2,107		$2,756
Agency new business written premiums		101	93	87	97	96	93	79	180	172	281	268		365
Other written premiums		(22)	(14)	(18)	(34)	(31)	(5)	(26)	(32)	(31)	(54)	(62)		(96)
Net written premiums – statutory*		$777	$797	$827	$712	$743	$787	$783	$1,624	$1,570	$2,401	$2,313		$3,025
Unearned premium change		2	(26)	(67)	49	14	(42)	(50)	(93)	(92)	(91)	(78)		(29)
Earned premiums		$779	$771	$760	$761	$757	$745	$733	$1,531	$1,478	$2,310	$2,235		$2,996
Year over year change %
Agency renewal written premiums		3%	3%	4%	1%	4%	4%	2%	3%	3%	3%	4%		3%
Agency new business written premiums		5	—	10	13	8	(2)	(12)	5	(7)	5	(2)		1
Other written premiums		29	(180)	31	(6)	14	69	19	(3)	35	13	26		17
Net written premiums – statutory*		5	1	6	2	6	5	2	3	3	4	4		4
Paid losses and loss expenses
Losses paid		$373	$342	$300	$331	$324	$329	$303	$642	$632	$1,015	$956		$1,287
Loss expenses paid		80	78	76	76	68	71	73	154	144	234	212		288
Loss and loss expenses paid		$453	$420	$376	$407	$392	$400	$376	$796	$776	$1,249	$1,168		$1,575
Incurred losses and loss expenses
Loss and loss expense incurred		$456	$500	$469	$419	$398	$417	$474	$969	$891	$1,425	$1,289		$1,708
Loss and loss expenses paid as a % of incurred		99.3%	84.0%	80.2%	97.1%	98.5%	95.9%	79.3%	82.1%	87.1%	87.6%	90.6%		92.2%
Statutory combined ratio
Loss ratio		47.3%	56.0%	49.9%	43.3%	42.2%	46.9%	52.2%	53.0%	49.6%	51.1%	47.1%		46.1%
Loss adjustment expense ratio		11.2	8.9	11.8	11.8	10.2	9.1	12.5	10.3	10.7	10.6	10.5		10.9
Net underwriting expense ratio		32.6	30.9	29.7	33.5	32.2	29.9	29.9	30.3	29.9	31.0	30.6		31.3
Statutory combined ratio		91.1%	95.8%	91.4%	88.6%	84.6%	85.9%	94.6%	93.6%	90.2%	92.7%	88.2%		88.3%
Contribution from catastrophe losses		3.9	16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0	8.0	3.8		3.1
Statutory combined ratio excl. catastrophe losses		87.2%	79.2%	88.0%	87.6%	83.2%	80.0%	90.6%	83.6%	85.2%	84.7%	84.4%		85.2%
GAAP combined ratio
GAAP combined ratio		90.8%	96.8%	93.6%	86.8%	84.0%	87.2%	96.6%	95.2%	91.9%	93.7%	89.2%		88.6%
Contribution from catastrophe losses		3.9	16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0	8.0	3.8		3.1
GAAP combined ratio excl. catastrophe losses		86.9%	80.2%	90.2%	85.8%	82.6%	81.3%	92.6%	85.2%	86.9%	85.7%	85.4%		85.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums		$303	$302	$236	$245	$288	$285	$223	$538	$508	$841	$796		$1,041
Agency new business written premiums		32	34	25	27	30	30	24	59	54	91	84		111
Other written premiums		(6)	(6)	(5)	(6)	(6)	(6)	(6)	(11)	(12)	(17)	(18)		(24)
Net written premiums – statutory*		$329	$330	$256	$266	$312	$309	$241	$586	$550	$915	$862		$1,128
Unearned premium change		(36)	(42)	27	14	(35)	(37)	27	(15)	(10)	(51)	(45)		(31)
Earned premiums		$293	$288	$283	$280	$277	$272	$268	$571	$540	$864	$817		$1,097
Year over year change %
Agency renewal written premiums		5%	6%	6%	5%	4%	3%	2%	6%	3%	6%	3%		4%
Agency new business written premiums		7	13	4	13	30	25	14	9	20	8	24		21
Other written premiums		—	—	17	25	14	—	25	8	14	6	14		17
Net written premiums – statutory*		5	7	6	7	6	5	4	7	5	6	5		6
Paid losses and loss expenses
Losses paid		$173	$168	$151	$160	$180	$165	$139	$319	$304	$492	$484		$644
Loss expenses paid		24	23	24	23	20	22	22	47	44	71	64		87
Loss and loss expenses paid		$197	$191	$175	$183	$200	$187	$161	$366	$348	$563	$548		$731
Incurred losses and loss expenses
Loss and loss expense incurred		$217	$224	$173	$184	$198	$216	$191	$397	$407	$614	$605		$789
Loss and loss expenses paid as a % of incurred		90.8%	85.3%	101.2%	99.5%	101.0%	86.6%	84.3%	92.2%	85.5%	91.7%	90.6%		92.6%
Statutory combined ratio
Loss ratio		65.1%	68.5%	56.2%	57.7%	62.5%	71.1%	61.9%	62.4%	66.6%	63.3%	65.2%		63.3%
Loss adjustment expense ratio		9.1	9.5	4.7	8.0	9.0	8.5	9.1	7.1	8.8	7.8	8.8		8.6
Net underwriting expense ratio		27.1	27.2	31.1	29.4	27.0	26.2	30.4	28.9	28.0	28.2	27.7		28.1
Statutory combined ratio		101.3%	105.2%	92.0%	95.1%	98.5%	105.8%	101.4%	98.4%	103.4%	99.3%	101.7%		100.0%
Contribution from catastrophe losses		8.4	12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8	8.0	7.7		6.2
Statutory combined ratio excl. catastrophe losses		92.9%	92.8%	89.0%	93.3%	92.9%	93.2%	96.5%	90.7%	94.6%	91.3%	94.0%		93.8%
GAAP combined ratio
GAAP combined ratio		103.4%	107.5%	90.1%	94.0%	100.9%	109.2%	101.4%	98.9%	105.3%	100.4%	103.8%		101.3%
Contribution from catastrophe losses		8.4	12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8	8.0	7.7		6.2
GAAP combined ratio excl. catastrophe losses		95.0%	95.1%	87.1%	92.2%	95.3%	96.6%	96.5%	91.2%	96.5%	92.4%	96.1%		95.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums		$35	$37	$34	$31	$33	$34	$30	$71	$64	$106	$97		$128
Agency new business written premiums		16	16	13	16	12	15	13	29	28	45	40		56
Other written premiums		(3)	(2)	(2)	(3)	(2)	(3)	(1)	(4)	(4)	(7)	(6)		(9)
Net written premiums – statutory*		$48	$51	$45	$44	$43	$46	$42	$96	$88	$144	$131		$175
Unearned premium change		—	(6)	(2)	—	(1)	(4)	(2)	(8)	(6)	(8)	(7)		(7)
Earned premiums		$48	$45	$43	$44	$42	$42	$40	$88	$82	$136	$124		$168
Year over year change %
Agency renewal written premiums		6%	9%	13%	11%	14%	17%	20%	11%	19%	9%	17%		15%
Agency new business written premiums		33	7	—	33	(8)	7	8	4	8	13	3		10
Other written premiums		(50)	33	(100)	(200)	33	—	50	0	20	(17)	25		—
Net written premiums – statutory*		12	11	7	13	10	15	20	9	17	10	15		14
Paid losses and loss expenses
Losses paid		$7	$12	$6	$6	$8	$8	$5	$18	$13	$25	$21		$27
Loss expenses paid		6	5	5	5	4	3	4	10	7	16	11		16
Loss and loss expenses paid		$13	$17	$11	$11	$12	$11	$9	$28	$20	$41	$32		$43
Incurred losses and loss expenses
Loss and loss expense incurred		$15	$27	$13	$8	$17	$21	$24	$40	$45	$55	$62		$70
Loss and loss expenses paid as a % of incurred		86.7%	63.0%	84.6%	137.5%	70.6%	52.4%	37.5%	70.0%	44.4%	74.5%	51.6%		61.4%
Statutory combined ratio
Loss ratio		21.4%	40.0%	15.1%	1.1%	26.9%	36.1%	44.9%	27.9%	40.4%	25.6%	35.8%		26.7%
Loss adjustment expense ratio		10.5	18.0	16.6	17.8	15.0	13.5	14.5	17.3	14.0	14.9	14.3		15.2
Net underwriting expense ratio		30.8	29.9	30.3	31.8	29.4	29.1	29.9	30.1	29.5	30.4	29.5		30.0
Statutory combined ratio		62.7%	87.9%	62.0%	50.7%	71.3%	78.7%	89.3%	75.3%	83.9%	70.9%	79.6%		71.9%
Contribution from catastrophe losses		0.2	3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7	1.2	0.6		0.4
Statutory combined ratio excl. catastrophe losses		62.5%	84.7%	61.8%	50.6%	70.9%	78.2%	88.4%	73.5%	83.2%	69.7%	79.0%		71.5%
GAAP combined ratio
GAAP combined ratio		61.3%	87.4%	61.1%	48.1%	69.9%	76.0%	88.3%	74.6%	82.1%	69.9%	77.9%		70.0%
Contribution from catastrophe losses		0.2	3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7	1.2	0.6		0.4
GAAP combined ratio excl. catastrophe losses		61.1%	84.2%	60.9%	48.0%	69.5%	75.5%	87.4%	72.8%	81.4%	68.7%	77.3%		69.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Net premiums written	$66	$61	$5	8	$206	$186	$20	11
Net investment income	40	38	2	5	119	114	5	4
Amortization of interest maintenance reserve	2	1	1	100	4	3	1	33
Commissions and expense allowances on reinsurance ceded	1	1	—	—	4	4	—	—
Income from fees associated with separate accounts	1	2	(1)	(50)	4	4	—	—
Total revenues	$110	$103	$7	7	$337	$311	$26	8

Death benefits and matured endowments	$28	$23	$5	22	$81	$69	$12	17
Annuity benefits	15	14	1	7	49	44	5	11
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	5	5	—	0	14	13	1	8
Interest and adjustments on deposit-type contract funds	2	2	—	—	6	8	(2)	(25)
Increase in aggregate reserves for life and accident and health contracts	43	40	3	8	136	124	12	10
Total benefit expenses	$94	$85	$9	11	$288	$260	$28	11

Commissions	$11	$9	$2	22	$31	$28	$3	11
General insurance expenses and taxes	11	10	1	10	33	31	2	6
Increase in loading on deferred and uncollected premiums	(1)	—	(1)	nm	(4)	(1)	(3)	nm
Net transfers from separate accounts	(2)	—	(2)	nm	(6)	—	(6)	nm
Total underwriting expenses	$19	$19	$—	—	$54	$58	$(4)	(7)

Federal and foreign income tax benefit	—	(1)	1	100	(2)	(4)	2	50

Net loss from operations before realized capital gains	$(3)	$—	$(3)	nm	$(3)	$(3)	$—	—

Realized gains and losses net of capital gains tax, net	3	(2)	5	250	5	(3)	8	267

Net income (loss) (statutory)	$—	$(2)	$2	100	$2	$(6)	$8	133
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2016 Supplemental Financial Data